UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 1, 2019

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events.

On April 4, 2017, Quaker Chemical Corporation, a Pennsylvania corporation (the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Gulf Houghton Lubricants, Ltd., an exempted company incorporated under the laws of the Cayman Islands (“Gulf Houghton”), Global Houghton Ltd., an exempted company incorporated under the laws of the Cayman Islands (“Global Houghton”), and certain members of the management of Global Houghton (collectively with Gulf Houghton, the “Sellers”) and Gulf Houghton, as agent for the Sellers. On August 1, 2019, the parties consummated the transactions contemplated by the Share Purchase Agreement, substantially pursuant to the terms and conditions set forth in the Share Purchase Agreement. The Share Purchase Agreement was filed with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s Current Report on Form 8-K filed on April 5, 2017, and is incorporated by reference as an exhibit to the Company’s latest Annual Report on Form 10-K, as amended.

The Company released a press release providing information about the closing of the transactions on August 1, 2019. A copy of that document is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company made available on its website a slide presentation providing information about the closing of the transactions on August 1, 2019. A copy of that document is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information required by Item 2.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description

99.1	Press Release, dated August 1, 2019 (furnished herewith).
99.2	Slide Presentation, dated August 1, 2019 (furnished herewith).

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, including but not limited to statements relating to the potential benefits of the combination described above, our current and future results and plans, and statements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that demand for the Company’s products and services is largely derived from the demand for its customers’ products, which subjects the Company to uncertainties related to downturns in a customer’s business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, significant changes in applicable tax rates and regulations, future terrorist attacks and other acts of violence. Furthermore, the Company is subject to the same business cycles as those experienced by steel, automobile, aircraft, appliance, and durable goods manufacturers. Our forward-looking statements are subject to risks, uncertainties and assumptions about the Company and its operations that are subject to change based on various important factors, some of which are beyond our control. These risks, uncertainties, and possible inaccurate assumptions relevant to the Company’s business could cause its actual results to differ materially from expected and historical results. Other factors beyond those discussed in this Current Report could also adversely affect us including, but not limited to, the following related to the combination described above:

•	potential adverse effects on the Company’s business, properties or operations caused by the implementation of the combination;

•	the Company’s ability to promptly, efficiently and effectively integrate the operations of Global Houghton and the Company;

•	the ability to develop or modify financial reporting, information systems and other related financial tools to ensure overall financial integrity and adequacy of internal control procedures;

•	the ability to identify and take advantage of potential synergies, including cost reduction opportunities, while maintaining legacy business and other related attributes;

•	difficulties in managing a larger, combined company, addressing differences in business culture and retaining key personnel;

•	risks related to each company’s distraction from ongoing business operations due to the combination; and

•	the outcome of any legal proceedings that may be instituted against the companies related to the combination.

Therefore, we caution you not to place undue reliance on our forward-looking statements. For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of our Form 10-K for the year ended December 31, 2018, as amended, and in our quarterly and other reports filed from time to time with the SEC. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: August 1, 2019	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary